SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------
                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                       Date of Report: September 29, 2003
                                  ------------

                             The Topps Company, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      001-15817                 11-2849283
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
      of corporation)                                        Identification No.)

       One Whitehall, New York, NY                                   10004
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (212) 376-0300
                                       N/A
          (Former name or former address, if changed since last report)
________________________________________________________________________________
________________________________________________________________________________


Item 7. Financial Statements and Exhibits

(c) 99.1 Press Release dated September 29, 2003

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Topps Company, Inc.
Registrant

By:                             /s/ Catherine Jessup
--------------------------------------------------------------------------------

                                Catherine Jessup
                                Vice President,
                                CFO
Date: September 30, 2003